SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 17, 2004

TURBOSONIC TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-21832	13-1949528
(State of incorporation)	(Commission File Number)	(IRS Employer

550 Parkside Drive
Suite A-14, Waterloo
Ontario, Canada N2L 5V4
(Address of principal executive offices)

Registrant's telephone number: (519) 885-5513

Item 12. Results of Operations and Financial Condition.

On February 17, 2004, TurboSonic Technologies, Inc (the "Company") issued a press release announcing its financial results for the quarter ended December 31, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TURBOSONIC TECHNOLOGIES, INC.

Date: February 17, 2004	By: /s/ Edward F. Spink
Edward F. Spink
Chief Executive Officer